UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08217

Name of Fund: BlackRock MuniHoldings New York Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniHoldings New York Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Reports                                                         BLACKROCK

AUGUST 31, 2007

BlackRock MuniHoldings Florida Insured Fund (MFL)
BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. during the taxable year ended August 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


2                 ANNUAL REPORTS                AUGUST 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another ..50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm -- second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:

Total Returns as of August 31, 2007                                                6-month    12-month
======================================================================================================
U.S. equities (S&P 500 Index)                                                       +5.70%     +15.13%
------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        +0.54      +11.36
------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +5.83      +18.71
------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +1.54      + 5.26
------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      -0.57      + 2.30
------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -1.71      + 6.46
------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                             Sincerely,


                                             /s/ Robert C. Doll, Jr.

                                             Robert C. Doll, Jr.
                                             Fund President and Trustee/Director


                AUGUST 31, 2007                ANNUAL REPORTS                 3

Fund Summary as of August 31, 2007   BlackRock MuniHoldings Florida Insured Fund

Fund Information

Symbol on New York Stock Exchange ........................            MFL
Initial Offering Date ....................................    September 26, 1997
Yield on Closing Market Price as of 8/31/07 ($12.86)* ....           5.41%
Current Monthly Distribution per Common Share** ..........         $ .058
Current Annualized Distribution per Common Share** .......         $ .696
Leverage as of 8/31/07*** ................................          40.63%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                               8/31/07   8/31/06     Change      High      Low
--------------------------------------------------------------------------------
Market Price ...............    $12.86    $14.37    (10.51%)    $14.66    $12.15
Net Asset Value ............    $14.09    $14.75     (4.47%)    $14.95    $13.85
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                       8/31/07     8/31/06
--------------------------------------------------------------------------------
Transportation .............................................   20%         18%
Water & Sewer ..............................................   17          21
Education ..................................................   14          13
Lease Revenue ..............................................   14          14
City, County & State .......................................   14          16
Hospital ...................................................    6           5
Housing ....................................................    6           3
Tax Revenue ................................................    5           8
Industrial & Pollution Control .............................    2           1
Power ......................................................    2           1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                                8/31/07     8/31/06
--------------------------------------------------------------------------------
AAA/Aaa ....................................................   95%         95%
AA/Aa ......................................................    1           1
A/A ........................................................    3           3
BBB/Baa ....................................................    1           1
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.


4                 ANNUAL REPORTS                AUGUST 31, 2007

Fund Summary as of August 31, 2007
                              BlackRock MuniHoldings New York Insured Fund, Inc.

Fund Information

Symbol on New York Stock Exchange .........................           MHN
Initial Offering Date .....................................   September 19, 1997
Yield on Closing Market Price as of 8/31/07 ($13.53)* .....          5.06%
Current Monthly Distribution per share of Common Stock** ..        $ .057
Current Annualized Distribution per share of Common Stock**        $ .684
Leverage as of 8/31/07*** .................................         41.39%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
**    The distribution is not constant and is subject to change.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                               8/31/07   8/31/06     Change      High      Low
--------------------------------------------------------------------------------
Market Price ...............    $13.53    $14.62     (7.46%)    $14.85    $12.65
Net Asset Value ............    $14.40    $14.96     (3.74%)    $15.26    $14.12
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                       8/31/07     8/31/06
--------------------------------------------------------------------------------
Transportation .............................................   35%         35%
City, County & State .......................................   16          12
Education ..................................................    8           9
Water & Sewer ..............................................    8          10
Power ......................................................    7           7
Tax Revenue ................................................    7           7
Housing ....................................................    6           5
Hospital ...................................................    5           6
Industrial & Pollution Control .............................    3           4
Tobacco ....................................................    3           3
Lease Revenue ..............................................    2           2
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                                8/31/07     8/31/06
--------------------------------------------------------------------------------
AAA/Aaa ....................................................   91%         90%
AA/Aa ......................................................    6           6
A/A ........................................................    2           3
BBB/Baa ....................................................    1           1
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.


                AUGUST 31, 2007                ANNUAL REPORTS                 5

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As of August 31, 2007, BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Shares or Stock of 40.63% and 41.39% of total net assets, respectively, before the deduction of Preferred Shares or Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)


6                 ANNUAL REPORTS                AUGUST 31, 2007

Schedule of Investments as of August 31, 2007
                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
District of Columbia -- 0.4%
--------------------------------------------------------------------------------------------
  $ 2,050     Metropolitan Washington Airports Authority, D.C., Airport System
              Revenue Bonds, AMT, Series A, 5.25%
              due 10/01/2032 (h)                                                $      2,068
============================================================================================
Florida -- 153.2%
--------------------------------------------------------------------------------------------
    6,600     Alachua County, Florida, School Board, COP, 5.25%
              due 7/01/2029 (b)                                                        6,805
--------------------------------------------------------------------------------------------
              Bay County, Florida, Sales Tax Revenue Bonds (b):
    3,490          5% due 9/01/2025                                                    3,602
    3,665          5% due 9/01/2026                                                    3,775
--------------------------------------------------------------------------------------------
    4,190     Beacon Tradeport Community Development District,
              Florida, Special Assessment Revenue Refunding
              Bonds (Commercial Project), Series A, 5.625%
              due 5/01/2032 (k)                                                        4,268
--------------------------------------------------------------------------------------------
    4,500     Brevard County, Florida, School Board, COP, Series A,
              5% due 7/01/2030 (h)                                                     4,552
--------------------------------------------------------------------------------------------
    8,000     Broward County, Florida, Educational Facilities Authority
              Revenue Bonds (Nova Southeastern University), 5%
              due 4/01/2031 (n)                                                        8,111
--------------------------------------------------------------------------------------------
              Cape Coral, Florida, Special Obligation Revenue Bonds (a):
    3,000          5% due 10/01/2030                                                   3,061
    4,190          5% due 10/01/2033                                                   4,266
--------------------------------------------------------------------------------------------
      380     Clay County, Florida, HFA, S/F Mortgage Revenue Bonds,
              AMT, 6.55% due 3/01/2028 (d)(i)                                            388
--------------------------------------------------------------------------------------------
    1,320     Clay County, Florida, School Board, COP (Master Lease
              Program), 5.75% due 7/01/2010 (a)(j)                                     1,403
--------------------------------------------------------------------------------------------
      900     Collier County, Florida, IDA, IDR, Refunding (Southern
              States Utilities), AMT, 6.50% due 10/01/2025                               902
--------------------------------------------------------------------------------------------
    6,400     Collier County, Florida, School Board, COP, 5%
              due 2/15/2027 (c)                                                        6,545
--------------------------------------------------------------------------------------------
              Dade County, Florida, Water and Sewer System
              Revenue Bonds (h):
   20,575          5.25% due 10/01/2021                                               20,804
   21,640          5.25% due 10/01/2026                                               21,875
--------------------------------------------------------------------------------------------
    2,000     Deltona, Florida, Transportation Capital Improvement
              Revenue Bonds, 5.125% due 10/01/2026 (a)                                 2,071
--------------------------------------------------------------------------------------------
              Emerald Coast, Florida, Utilities Authority, System
              Revenue Bonds (h):
    1,130          5.25% due 1/01/2026                                                 1,178
    1,560          5.25% due 1/01/2036                                                 1,618
--------------------------------------------------------------------------------------------
              Escambia County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds (Multi-County Program), AMT, Series A (a)(i):
       80          6.30% due 10/01/2020                                                   81
      305          6.375% due 10/01/2026                                                 308
--------------------------------------------------------------------------------------------
    1,835     Flagler County, Florida, Capital Improvement Revenue
              Bonds, 5% due 10/01/2035 (a)                                             1,867
--------------------------------------------------------------------------------------------
              Florida HFA, Homeowner Mortgage Revenue Refunding
              Bonds, AMT, Series 2 (a):
    1,350          5.75% due 7/01/2014                                                 1,361
   10,025          5.90% due 7/01/2029                                                10,174
--------------------------------------------------------------------------------------------
   12,000     Florida Higher Educational Facilities Financing Authority
              Revenue Bonds (Flagler College, Inc. Project), 5.25%
              due 11/01/2036 (p)                                                      12,423
--------------------------------------------------------------------------------------------
              Florida Housing Finance Corporation, Homeowner
              Mortgage Revenue Bonds, AMT:
    5,375          Series 3, 5.15% due 7/01/2038 (e)(g)                                5,213
    5,925          Series 11, 5.95% due 1/01/2032 (c)                                  6,022
--------------------------------------------------------------------------------------------
      755     Florida Housing Finance Corporation, Homeowner
              Mortgage Revenue Refunding Bonds, AMT, Series 4,
              6.25% due 7/01/2022 (c)                                                    782
--------------------------------------------------------------------------------------------
    2,055     Florida Housing Finance Corporation, Housing Revenue
              Bonds (Waverly Apartments), AMT, Series C-1, 6.30%
              due 7/01/2030 (c)                                                        2,148
--------------------------------------------------------------------------------------------
              Florida Municipal Loan Council Revenue Bonds,
              Series B (a):
    1,285          5.375% due 11/01/2025                                               1,340
    4,150          5.375% due 11/01/2030                                               4,321
--------------------------------------------------------------------------------------------
    3,750     Florida State Board of Education, Capital Outlay, GO,
              Public Education, Refunding, Series D, 5.75%
              due 6/01/2022 (c)                                                        3,968
--------------------------------------------------------------------------------------------
    1,000     Florida State Board of Education, Capital Outlay, GO,
              Public Education, Series C, 5.75% due 6/01/2010 (h)(j)                   1,062
--------------------------------------------------------------------------------------------
    2,200     Florida State Board of Regents, Housing Revenue
              Bonds (University of Central Florida), 5.25%
              due 10/01/2026 (h)                                                       2,282
--------------------------------------------------------------------------------------------
    3,505     Florida State Department of Management Services,
              Division Facilities Management Revenue Bonds (Florida
              Facilities Pool), Series A, 6% due 9/01/2010 (b)(j)                      3,764
--------------------------------------------------------------------------------------------
    2,900     Florida State Governmental Utility Authority, Utility
              Revenue Bonds (Lehigh Utility System), 5.125%
              due 10/01/2033 (b)                                                       2,960
--------------------------------------------------------------------------------------------
   11,390     Hernando County, Florida, School Board, COP, 5%
              due 7/01/2030 (a)                                                       11,529
--------------------------------------------------------------------------------------------
    7,285     Highlands County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Adventist Health System),
              Series C, 5.25% due 11/15/2036                                           7,263
--------------------------------------------------------------------------------------------
    6,340     Hillsborough County, Florida, HFA, S/F Mortgage
              Revenue Bonds, AMT, Series 1, 5.375%
              due 10/01/2049 (e)(g)                                                    6,663
--------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the Revenue Bonds securities according to the list at right.

AMT           Alternative Minimum Tax (subject to)
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
GO            General Obligation Bonds
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDR           Industrial Development Revenue Bonds
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
PILOT         Payment in Lieu of Taxes
S/F           Single-Family
VRDN          Variable Rate Demand Notes


                AUGUST 31, 2007                ANNUAL REPORTS                 7

                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
Florida (continued)
--------------------------------------------------------------------------------------------
  $ 3,425     Hillsborough County, Florida, Port District Revenue
              Bonds (Tampa Port Authority Project), AMT, 5%
              due 6/01/2036 (a)                                                 $      3,420
--------------------------------------------------------------------------------------------
              Hillsborough County, Florida, School Board, COP (a)(j):
    6,600          5.375% due 7/01/2009                                                6,795
   33,400          6% due 7/01/2009                                                   35,066
--------------------------------------------------------------------------------------------
    1,300     Indian River County, Florida, Water and Sewer Revenue
              Refunding Bonds, Series A, 5.25% due 9/01/2018 (h)                       1,343
--------------------------------------------------------------------------------------------
    1,800     Jacksonville, Florida, Economic Development Commission,
              Health Care Facilities Revenue Bonds (Mayo Clinic --
              Jacksonville), Series A, 5.50% due 11/15/2036 (a)                        1,881
--------------------------------------------------------------------------------------------
    4,000     Jacksonville, Florida, Economic Development Commission,
              Revenue Refunding Bonds (Anheuser Busch Company
              Project), AMT, Series B, 4.75% due 3/01/2047                             3,488
--------------------------------------------------------------------------------------------
    7,305     Jacksonville, Florida, Guaranteed Entitlement Revenue
              Refunding and Improvement Bonds, 5.25%
              due 10/01/2032 (h)                                                       7,522
--------------------------------------------------------------------------------------------
   14,100     Jacksonville, Florida, Health Facilities Authority, Hospital
              Revenue Bonds (Baptist Medical Center Project), 5%
              due 8/15/2037 (c)                                                       14,199
--------------------------------------------------------------------------------------------
    1,870     Jacksonville, Florida, Port Authority, Seaport Revenue
              Bonds, AMT, 5.625% due 11/01/2026 (a)                                    1,943
--------------------------------------------------------------------------------------------
              Jacksonville, Florida, Sales Tax Revenue Bonds:
    2,000          5.50% due 10/01/2016 (b)                                            2,127
    3,800          5.50% due 10/01/2018 (b)                                            4,024
   11,400          5% due 10/01/2027 (a)                                              11,621
--------------------------------------------------------------------------------------------
    1,500     Jacksonville, Florida, Water and Sewer Revenue Bonds
              (United Water Florida Project), AMT, 6.35%
              due 8/01/2025 (b)                                                        1,503
--------------------------------------------------------------------------------------------
    4,225     Lee County, Florida, Capital Revenue Bonds, 5.25%
              due 10/01/2023 (b)                                                       4,431
--------------------------------------------------------------------------------------------
              Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
              (Multi-County Program), AMT (g):
       80          Series A-1, 7.20% due 3/01/2033                                        81
    8,300          Series A-2, 6% due 9/01/2040 (e)                                    8,903
--------------------------------------------------------------------------------------------
      325     Lee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Series A-2, 6.30%
              due 3/01/2029 (e)(g)                                                       328
--------------------------------------------------------------------------------------------
    7,375     Lee County, Florida, School Board, COP, Series A, 5%
              due 8/01/2025 (c)                                                        7,556
--------------------------------------------------------------------------------------------
              Lee Memorial Health System, Florida, Hospital Revenue
              Bonds, Series A:
    3,170          5% due 4/01/2032                                                    3,095
    9,000          5% due 4/01/2032 (b)                                                9,082
--------------------------------------------------------------------------------------------
              Leesburg, Florida, Capital Improvement Revenue Bonds (h):
    1,605          5.25% due 10/01/2027                                                1,669
    3,425          5.25% due 10/01/2034                                                3,546
--------------------------------------------------------------------------------------------
      345     Manatee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Sub-Series 1, 6.25%
              due 11/01/2028 (d)                                                         348
--------------------------------------------------------------------------------------------
    3,675     Marco Island, Florida, Utility System Revenue Bonds, 5%
              due 10/01/2033 (a)                                                       3,735
--------------------------------------------------------------------------------------------
    5,990     Martin County, Florida, Utilities System Revenue Bonds,
              5.125% due 10/01/2033 (b)                                                6,114
--------------------------------------------------------------------------------------------
              Miami Beach, Florida, Stormwater Revenue Bonds (h):
    1,630          5.75% due 9/01/2016                                                 1,734
    1,000          5.25% due 9/01/2020                                                 1,046
    4,400          5.25% due 9/01/2025                                                 4,560
    1,910          5.375% due 9/01/2030                                                1,986
--------------------------------------------------------------------------------------------
              Miami Beach, Florida, Water and Sewer
              Revenue Bonds (b):
    2,690          5.625% due 9/01/2018                                                2,850
   10,600          5.75% due 9/01/2025                                                11,183
--------------------------------------------------------------------------------------------
              Miami-Dade County, Florida, Aviation Revenue Bonds,
              AMT, Series A:
    8,010          5% due 10/01/2033 (c)                                               7,940
    9,005          5.125% due 10/01/2035 (c)                                           9,027
    6,000          (Miami International Airport) 6% due 10/01/2024 (h)                 6,355
   10,000          (Miami International Airport) 6% due 10/01/2029 (h)                10,573
--------------------------------------------------------------------------------------------
    4,700     Miami-Dade County, Florida, Aviation Revenue
              Refunding Bonds (Miami International Airport), AMT,
              Series A, 5% due 10/01/2040 (p)                                          4,637
--------------------------------------------------------------------------------------------
              Miami-Dade County, Florida, Educational Facilities
              Authority Revenue Bonds (University of Miami),
              Series A (b)(j):
    5,000          5.75% due 4/01/2010                                                 5,297
   19,425          6% due 4/01/2010                                                   20,697
--------------------------------------------------------------------------------------------
              Miami-Dade County, Florida, Expressway Authority,
              Toll System Revenue Bonds, Series B (h):
    8,995          5.25% due 7/01/2027                                                 9,334
   12,640          5% due 7/01/2033                                                   12,836
--------------------------------------------------------------------------------------------
   12,250     Miami-Dade County, Florida, Expressway Authority,
              Toll System Revenue Refunding Bonds, 5.125%
              due 7/01/2025 (h)                                                       12,552
--------------------------------------------------------------------------------------------
    6,705     Miami-Dade County, Florida, GO (Parks Program), 6%
              due 11/01/2024 (h)                                                       7,047
--------------------------------------------------------------------------------------------
    5,500     Miami-Dade County, Florida, HFA, Home Ownership
              Mortgage Revenue Bonds, AMT, Series A, 5.55%
              due 10/01/2049 (e)(g)                                                    5,754
--------------------------------------------------------------------------------------------
    2,185     Miami-Dade County, Florida, HFA, M/F Mortgage
              Revenue Bonds (Marbrisa Apartments Project), AMT,
              Series 2A, 6% due 8/01/2026 (c)                                          2,268
--------------------------------------------------------------------------------------------
              Miami-Dade County, Florida, IDA, IDR (b):
    5,100          (Airis Miami II LLC Project), AMT, 6%
                   due 10/15/2019                                                      5,332
    3,280          (BAC Funding Corporation Project), Series A, 5.25%
                   due 10/01/2020                                                      3,461
--------------------------------------------------------------------------------------------
              Miami-Dade County, Florida, Solid Waste System
              Revenue Bonds:
    2,945          5.50% due 10/01/2015 (c)                                            3,131
    3,105          5.50% due 10/01/2016 (c)                                            3,302
    8,800          5.25% due 10/01/2030 (a)                                            9,158
--------------------------------------------------------------------------------------------
    5,175     Nassau County, Florida, Water and Sewer System
              Revenue Bonds, 5.125% due 9/01/2033 (a)                                  5,281
--------------------------------------------------------------------------------------------
      525     Orange County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.85% due 10/01/2027 (g)                                       525
--------------------------------------------------------------------------------------------
              Orange County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Orlando Regional Healthcare):
    9,220          6% due 12/01/2012 (j)                                              10,186
    5,000          Series A, 6.25% due 10/01/2018 (a)                                  5,809
--------------------------------------------------------------------------------------------


8                AUGUST 31, 2007                ANNUAL REPORTS

                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
Florida (continued)
--------------------------------------------------------------------------------------------
              Orange County, Florida, School Board, COP:
  $ 1,300          5.50% due 8/01/2025 (b)                                      $      1,356
    4,500          Series A, 5% due 8/01/2032 (h)                                      4,568
--------------------------------------------------------------------------------------------
   31,745     Orange County, Florida, Tourist Development, Tax
              Revenue Bonds, 5.75% due 10/01/2009 (b)(j)                              33,044
--------------------------------------------------------------------------------------------
    5,335     Orange County, Florida, Tourist Development, Tax
              Revenue Refunding Bonds, 5% due 10/01/2029 (b)                           5,449
--------------------------------------------------------------------------------------------
              Orlando and Orange County, Florida, Expressway
              Authority Revenue Bonds, Series B (b):
    3,250          5% due 7/01/2030                                                    3,296
   37,550          5% due 7/01/2035                                                   37,926
--------------------------------------------------------------------------------------------
    3,155     Osceola County, Florida, Infrastructure Sales Surplus
              Tax Revenue Bonds, 5.375% due 10/01/2012 (b)(j)                          3,399
--------------------------------------------------------------------------------------------
    5,560     Osceola County, Florida, Tourist Development Tax
              Revenue Bonds, Series A, 5.50% due 10/01/2027 (h)                        5,856
--------------------------------------------------------------------------------------------
    6,115     Palm Beach County, Florida, School Board, COP,
              Refunding, Series B, 5.375% due 8/01/2017 (b)                            6,484
--------------------------------------------------------------------------------------------
              Palm Beach County, Florida, School Board, COP, Series A:
    5,070          6% due 8/01/2010 (h)(j)                                             5,429
   13,205          6.25% due 8/01/2010 (h)(j)                                         14,231
   13,500          5% due 8/01/2031 (c)                                               13,693
--------------------------------------------------------------------------------------------
    4,000     Palm Coast, Florida, Utility System Revenue Bonds, 5%
              due 10/01/2027 (a)                                                       4,054
--------------------------------------------------------------------------------------------
    3,000     Panama City, Florida, Water and Sewer Revenue Bonds,
              Series B, 5.25% due 10/01/2022 (a)                                       3,150
--------------------------------------------------------------------------------------------
    2,070     Pembroke Pines, Florida, Public Improvement Revenue
              Bonds, Series A, 5% due 10/01/2034 (b)                                   2,105
--------------------------------------------------------------------------------------------
    4,940     Polk County, Florida, Public Facilities Revenue Bonds, 5%
              due 12/01/2033 (a)                                                       5,020
--------------------------------------------------------------------------------------------
    9,885     Polk County, Florida, School Board COP, Master Lease,
              Series A, 5.50% due 1/01/2025 (c)                                       10,333
--------------------------------------------------------------------------------------------
              Port St. Lucie, Florida, Utility Revenue Bonds (a):
    1,280          5.25% due 9/01/2026                                                 1,331
    1,345          5.25% due 9/01/2027                                                 1,397
--------------------------------------------------------------------------------------------
    5,000     Port St. Lucie, Florida, Utility System Revenue Refunding
              Bonds, Series A, 5% due 9/01/2028 (a)                                    5,128
--------------------------------------------------------------------------------------------
              Saint Johns County, Florida, IDA, IDR, Refunding
              (Professional Golf Project) (a):
    1,275          5.50% due 9/01/2015                                                 1,365
    1,345          5.50% due 9/01/2016                                                 1,440
    1,420          5.50% due 9/01/2017                                                 1,512
    1,500          5.50% due 9/01/2018                                                 1,594
--------------------------------------------------------------------------------------------
              Saint Johns County, Florida, Ponte Vedra Utility System
              Revenue Bonds (c):
    2,945          5% due 10/01/2030                                                   3,004
    4,980          5% due 10/01/2035                                                   5,066
--------------------------------------------------------------------------------------------
              Saint Johns County, Florida, Sales Tax Revenue Bonds, (b):
    1,375          Series A, 5.25% due 10/01/2028                                      1,427
    1,355          Series A, 5.25% due 10/01/2031                                      1,401
    2,000          Series A, 5.25% due 10/01/2034                                      2,066
    1,430          Series B, 5.25% due 10/01/2027                                      1,484
      840          Series B, 5.25% due 10/01/2032                                        868
--------------------------------------------------------------------------------------------
    3,500     Saint Johns County, Florida, Transportation Improvement
              Revenue Bonds, 5.125% due 10/01/2032 (b)                                 3,576
--------------------------------------------------------------------------------------------
    4,055     Saint Lucie County, Florida, School Board, COP, 6.25%
              due 7/01/2010 (c)(j)                                                     4,368
--------------------------------------------------------------------------------------------
              Saint Lucie County, Florida, School Board, COP,
              Refunding (c):
    1,495          Series A, 5.50% due 7/01/2018                                       1,589
    1,170          Series C, 5.50% due 7/01/2018                                       1,243
--------------------------------------------------------------------------------------------
              Saint Lucie, Florida, West Services District, Utility
              Revenue Bonds (a):
    1,720          5.25% due 10/01/2034                                                1,785
    4,750          5% due 10/01/2038                                                   4,822
--------------------------------------------------------------------------------------------
    3,250     Saint Lucie, Florida, West Services District, Utility
              Revenue Refunding Bonds, Senior Lien, 6%
              due 10/01/2022 (a)                                                       3,496
--------------------------------------------------------------------------------------------
              South Florida Water Management District, COP (b):
    4,610          5% due 10/01/2031                                                   4,677
    6,615          5% due 10/01/2036                                                   6,697
--------------------------------------------------------------------------------------------
    1,750     South Lake County, Florida, Hospital District Revenue
              Bonds (South Lake Hospital Inc.), 5.80%
              due 10/01/2034                                                           1,783
--------------------------------------------------------------------------------------------
    2,250     Sunrise, Florida, Utility System Revenue Refunding
              Bonds, 5.20% due 10/01/2022 (b)                                          2,398
--------------------------------------------------------------------------------------------
    2,430     Sunrise Lakes, Florida, Phase 4 Recreation District,
              Refunding Bonds, GO, 5.25% due 8/01/2024 (b)                             2,457
--------------------------------------------------------------------------------------------
              Tallahassee, Florida, Lease Revenue Bonds (Florida
              State University Project), Series A (a):
    2,800          5.25% due 8/01/2023                                                 2,882
    1,000          5.375% due 8/01/2026                                                1,039
--------------------------------------------------------------------------------------------
   30,335     Tampa Bay, Florida, Water Utility System Revenue Bonds,
              6% due 10/01/2011 (h)(j)                                                32,967
--------------------------------------------------------------------------------------------
    3,835     Taylor County, Florida, Sales Tax Revenue Bonds, 6%
              due 10/01/2010 (h)(j)                                                    4,091
--------------------------------------------------------------------------------------------
    8,935     University of Central Florida (UCF) Athletics Association
              Inc., COP, Series A, 5.25% due 10/01/2034 (h)                            9,196
--------------------------------------------------------------------------------------------
    1,500     University of North Florida, Capital Improvement
              Revenue Bonds (Housing Project), 5% due 11/01/2032 (h)                   1,529
--------------------------------------------------------------------------------------------


                AUGUST 31, 2007                ANNUAL REPORTS                 9

Schedule of Investments (concluded)
                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
Florida (concluded)
--------------------------------------------------------------------------------------------
  $ 5,800     University of North Florida Financing Corporation,
              Capital Improvement Revenue Bonds (Housing Project),
              5% due 11/01/2037 (h)                                             $      5,887
--------------------------------------------------------------------------------------------
              Village Center Community Development District,
              Florida, Recreational Revenue Bonds, Series A (a):
   10,775          5.375% due 11/01/2034                                              11,279
    1,750          5.125% due 11/01/2036                                               1,793
--------------------------------------------------------------------------------------------
    3,000     Village Center Community Development District, Florida,
              Utility Revenue Bonds, 5.25% due 10/01/2023 (a)                          3,126
--------------------------------------------------------------------------------------------
              Volusia County, Florida, IDA, Student Housing Revenue
              Bonds (Stetson University Project), Series A (l):
    2,075          5% due 6/01/2025                                                    2,134
    1,740          5% due 6/01/2035                                                    1,771
============================================================================================
Georgia -- 1.9%
--------------------------------------------------------------------------------------------
    9,700     Atlanta, Georgia, Airport Passenger Facility Charge and
              Subordinate Lien General Revenue Refunding Bonds,
              Series C, 5% due 1/01/2033 (c)                                           9,828
============================================================================================
Puerto Rico -- 1.5%
--------------------------------------------------------------------------------------------
    2,600     Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2026                                            2,674
--------------------------------------------------------------------------------------------
    2,500     Puerto Rico Electric Power Authority, Power Revenue
              Bonds, Series TT, 5% due 7/01/2037                                       2,492
--------------------------------------------------------------------------------------------
    2,725     Puerto Rico Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Revenue Bonds
              (University Plaza Project), Series A, 5.625%
              due 7/01/2019 (a)                                                        2,863
--------------------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $815,325) -- 157.0%                                           833,422
============================================================================================

     Face
   Amount     Municipal Bonds Held in Trust (f)                                    Value
============================================================================================
Florida -- 20.0%
--------------------------------------------------------------------------------------------
  $28,210     Florida State Board of Education, Lottery Revenue
              Bonds, Series B, 6.25% due 7/01/2010 (h)(j)                       $     30,388
--------------------------------------------------------------------------------------------
   28,650     Florida State Turnpike Authority, Turnpike Revenue
              Bonds (Department of Transportation), Series A, 6.25%
              due 7/01/2010 (h)(j)                                                    30,863
--------------------------------------------------------------------------------------------
   19,925     Lee County, Florida, Airport Revenue Bonds, AMT,
              Series A, 6% due 10/01/2029 (c)                                         21,091
--------------------------------------------------------------------------------------------
   15,000     Miami-Dade County, Florida, Aviation Revenue
              Refunding Bonds (Miami International Airport), AMT,
              Series A, 5% due 10/01/2040 (p)                                         14,799
--------------------------------------------------------------------------------------------
    8,790     Santa Rosa County, Florida, School Board, COP, Revenue
              Refunding Bonds, Series 2, 5.25% due 2/01/2031 (h)                       9,120
--------------------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $104,996) -- 20.0%                                            106,261
============================================================================================

   Shares
     Held     Short-Term Securities
============================================================================================
    3,370     CMA Florida Municipal Money Fund, 3.47% (m)(o)                           3,370
--------------------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $3,370) -- 0.6%                                                 3,370
============================================================================================
Total Investments (Cost -- $923,691*) -- 177.6%                                      943,053

Other Assets Less Liabilities -- 0.7%                                                  3,679

Liability for Trust Certificates, Including Interest
  Expense Payable -- (9.8%)                                                          (52,338)

Preferred Shares, at Redemption Value -- (68.5%)                                    (363,491)
                                                                                ------------
Net Assets Applicable to Common Shares -- 100.0%                                $    530,903
                                                                                ============

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................    $877,173
                                                                       ========
      Gross unrealized appreciation ...............................    $ 20,119
      Gross unrealized depreciation ...............................      (6,120)
                                                                       --------
      Net unrealized appreciation .................................    $ 13,999
                                                                       ========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
(g)   FNMA/GNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l)   CIFG Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                    Net                 Dividend
      Affiliate                                   Activity                Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund            (12,300)                  $397
      --------------------------------------------------------------------------

(n)   Assured Guaranty Insured.
(o)   Represents the current yield as of August 31, 2007.
(p)   XL Capital Insured.

      See Notes to Financial Statements.


10                AUGUST 31, 2007                ANNUAL REPORTS

Schedule of Investments as of August 31, 2007
               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
New York -- 141.4%
--------------------------------------------------------------------------------------------
              Albany County, New York, Airport Authority, Airport
              Revenue Bonds, AMT (g):
  $ 1,500          5.375% due 12/15/2017                                        $      1,534
    1,500          5.50% due 12/15/2019                                                1,535
    5,200          6% due 12/15/2023 (q)                                               5,330
--------------------------------------------------------------------------------------------
    3,375     Albany, New York, IDA, Civic Facility Revenue Bonds
              (The University Heights Association -- Albany Law
              School), Series A, 6.75% due 12/01/2009 (j)(k)                           3,573
--------------------------------------------------------------------------------------------
    2,000     Buffalo, New York, GO, Series D, 6%
              due 12/01/2009 (g)(j)                                                    2,120
--------------------------------------------------------------------------------------------
    1,025     Erie County, New York, GO, Public Improvement,
              Series A, 5.75% due 10/01/2013 (e)                                       1,076
--------------------------------------------------------------------------------------------
              Erie County, New York, IDA, School Facility
              Revenue Bonds (City of Buffalo Project) (g):
    2,500          5.75% due 5/01/2019                                                 2,697
    4,150          5.75% due 5/01/2024                                                 4,343
--------------------------------------------------------------------------------------------
   10,000     Hudson Yards Infrastructure Corporation, New York,
              Revenue Bonds, Series A, 4.50% due 2/15/2047 (i)                         9,215
--------------------------------------------------------------------------------------------
              Long Island Power Authority, New York, Electric System
              Revenue Bonds, Series A (a):
    3,000          5% due 9/01/2029                                                    3,069
    5,950          5% due 9/01/2034                                                    6,058
--------------------------------------------------------------------------------------------
              Long Island Power Authority, New York, Electric System
              Revenue Refunding Bonds:
    3,500          Series B, 5% due 12/01/2035 (g)                                     3,574
    6,250          Series F, 4.25% due 5/01/2033 (i)                                   5,606
--------------------------------------------------------------------------------------------
    3,750     Madison County, New York, IDA, Civic Facility Revenue
              Bonds (Colgate University Project), Series A, 5%
              due 7/01/2035 (a)                                                        3,835
--------------------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Revenue Bonds, Series A:
    5,000          5% due 11/15/2011 (e)(j)                                            5,273
    2,000          5% due 11/15/2035 (i)                                               2,049
--------------------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds:
   12,390          Series A, 5% due 11/15/2030 (g)                                    12,548
    2,500          Series A, 5.25% due 11/15/2031 (e)                                  2,576
   29,000          Series A, 5.75% due 11/15/2032 (g)                                 31,024
    1,500          Series B, 5% due 11/15/2028 (i)                                     1,525
--------------------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Service Contract Revenue Refunding Bonds, Series A (e):
    3,500          5% due 7/01/2021                                                    3,620
    2,000          5% due 7/01/2025                                                    2,039
--------------------------------------------------------------------------------------------
    2,535     Metropolitan Transportation Authority, New York,
              Transit Facilities Revenue Bonds, Series C, 4.75%
              due 7/01/2012 (g)(j)                                                     2,660
--------------------------------------------------------------------------------------------
    2,500     Metropolitan Transportation Authority, New York,
              Transportation Revenue Bonds, Series A, 5%
              due 11/15/2032 (e)                                                       2,532
--------------------------------------------------------------------------------------------
    6,300     Metropolitan Transportation Authority, New York,
              Transportation Revenue Refunding Bonds, Series F,
              5.25% due 11/15/2012 (i)(j)                                              6,765
--------------------------------------------------------------------------------------------
    4,210     Nassau Health Care Corporation, New York, Health
              System Revenue Bonds, 5.75% due 8/01/2009 (g)(j)                         4,452
--------------------------------------------------------------------------------------------
    2,000     New York City, New York, City Health and Hospital
              Corporation, Health System Revenue Refunding Bonds,
              Series A, 5.25% due 2/15/2017 (i)                                        2,060
--------------------------------------------------------------------------------------------
              New York City, New York, City Housing Development
              Corporation, M/F Housing Revenue Bonds, AMT:
    1,250          Series C, 5% due 11/01/2026                                         1,226
    2,000          Series C, 5.05% due 11/01/2036                                      2,005
    1,000          Series H-1, 4.70% due 11/01/2040                                      916
    2,340          Series H-2, 5.125% due 11/01/2034                                   2,304
    2,180          Series J-2-A, 4.85% due 11/01/2040                                  2,034
--------------------------------------------------------------------------------------------
    1,200     New York City, New York, City IDA, Civic Facility
              Revenue Refunding Bonds (Nightingale-Bamford
              School), 5.25% due 1/15/2017 (a)                                         1,278
--------------------------------------------------------------------------------------------
   11,805     New York City, New York, City IDA, IDR (Japan Airlines
              Company), AMT, 6% due 11/01/2015 (g)                                    11,839
--------------------------------------------------------------------------------------------
              New York City, New York, City IDA, PILOT
              Revenue Bonds:
    4,000          (Queens Baseball Stadium Project), 5%
                   due 1/01/2031 (a)                                                   4,108
   14,640          (Queens Baseball Stadium Project), 5%
                   due 1/01/2036 (a)                                                  14,957
    4,500          (Queens Baseball Stadium Project), 5%
                   due 1/01/2039 (a)                                                   4,597
    2,800          (Queens Baseball Stadium Project), 5%
                   due 1/01/2046 (a)                                                   2,831
   20,750          (Yankee Stadium Project), 5% due 3/01/2036 (i)                     21,187
--------------------------------------------------------------------------------------------
    7,965     New York City, New York, City IDA, Parking Facility
              Revenue Bonds (Royal Charter -- New York
              Presbyterian), 5.75% due 12/15/2029 (g)                                  8,591
--------------------------------------------------------------------------------------------
    1,500     New York City, New York, City IDA, Special Facility
              Revenue Refunding Bonds (Terminal One Group
              Association Project), AMT, 5.50% due 1/01/2024                           1,569
--------------------------------------------------------------------------------------------
      500     New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Crossover Revenue
              Refunding Bonds, Series F, 5% due 6/15/2029 (g)                            507
--------------------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer Systems Revenue Bonds:
    6,720          5% due 6/15/2036 (i)                                                6,873
    1,000          Series A, 4.25% due 6/15/2033                                         904
    3,200          Series A, 4.25% due 6/15/2039 (g)                                   2,863
--------------------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System, Revenue
              Refunding Bonds:
    4,500          Series A, 5% due 6/15/2035 (a)                                      4,545
    1,250          Series A, 5.125% due 6/15/2034 (i)                                  1,267
    1,250          Series C, 5% due 6/15/2035 (i)                                      1,274
    1,700          VRDN, Series A, 3.90% due 6/15/2025 (e)(l)                          1,700
--------------------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Building Aid Revenue Bonds (e):
    1,250          Series S-1, 5% due 7/15/2031                                        1,287
    3,900          Series S-2, 4.25% due 1/15/2034                                     3,529
--------------------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Future Tax Secured Revenue Bonds:
    1,145          Series B, 5.50% due 2/01/2012 (i)                                   1,218
      805          Series B, 5.50% due 2/01/2013 (i)                                     856
    6,405          Series B, 6.25% due 11/15/2018 (e)                                  6,890
   16,200          Series C, 5% due 2/01/2033 (e)                                     16,511
    2,500          Series E, 5.25% due 2/01/2022 (i)                                   2,627


                AUGUST 31, 2007                ANNUAL REPORTS                 11

               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
New York (continued)
--------------------------------------------------------------------------------------------
  $ 1,000     New York City, New York, City Transitional Finance
              Authority, Revenue Refunding Bonds, Series A,
              5% due 11/15/2026 (e)                                                  $ 1,018
--------------------------------------------------------------------------------------------
              New York City, New York, GO
    2,685          Series A, 5% due 8/01/2030                                          2,718
    2,220          Series B, 5.75% due 8/01/2010 (i)(j)                                2,368
    2,280          Series B, 5.75% due 8/01/2013 (i)                                   2,423
    3,750          Series D, 5.25% due 10/15/2013 (j)                                  4,055
    8,000          Series J, 5% due 5/15/2023                                          8,201
    4,000          Series M, 5% due 4/01/2035                                          4,035
    1,150          Sub-Series C-1, 5.25% due 8/15/2026                                 1,197
--------------------------------------------------------------------------------------------
              New York City, New York, GO, Refunding, Series A:
      880          6.375% due 5/15/2010 (e)(j)                                           949
    3,700          6.25% due 5/15/2026 (g)                                             3,955
--------------------------------------------------------------------------------------------
    2,700     New York City, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Polytechnic University), 5.25%
              due 11/01/2037 (d)                                                       2,582
--------------------------------------------------------------------------------------------
              New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds:
    1,250          DRIVERS, Series 1438Z, 5.909%
                   due 10/15/2012 (a)(m)                                               1,357
   15,175          Series A, 5% due 10/15/2032 (a)                                    15,576
--------------------------------------------------------------------------------------------
    3,950     New York City, New York, Trust for Cultural Resources,
              Revenue Refunding Bonds (American Museum of
              Natural History), Series A, 5% due 7/01/2036 (i)                         4,023
--------------------------------------------------------------------------------------------
    3,000     New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5% due 11/15/2030 (a)                                                    3,077
--------------------------------------------------------------------------------------------
              New York State Dormitory Authority, Hospital Revenue
              Refunding Bonds:
    1,000          (New York Presbyterian Hospital), 5.50%
                   due 8/01/2011 (a)(f)                                                1,062
    2,000          (North General Hospital), 5.75% due 2/15/2017 (n)                   2,175
--------------------------------------------------------------------------------------------
              New York State Dormitory Authority, Lease
              Revenue Bonds:
    1,535          (Municipal Health Facilities Improvement Program),
                   Series 1, 5.50% due 1/15/2014 (g)                                   1,623
      645          (Office Facilities Audit and Control), 5.50%
                   due 4/01/2023 (i)                                                     667
--------------------------------------------------------------------------------------------
      700     New York State Dormitory Authority, Non-State
              Supported Debt Revenue Bonds (School District
              Financing Program), Series A, 5% due 10/01/2035 (g)                        718
--------------------------------------------------------------------------------------------
              New York State Dormitory Authority Revenue Bonds:
    1,340          (853 Schools Program), Issue 2, Series E, 5.75%
                   due 7/01/2019 (a)                                                   1,402
    1,200          (Cooper Union of Advance Science), 6.25%
                   due 7/01/2009 (i)(j)                                                1,266
    2,058          (Gustavus Adolphus Child & Family Services, Inc.),
                   Series B, 5.50% due 7/01/2018 (a)                                   2,143
    6,750          (Interfaith Medical Center), Series D, 5.40%
                   due 2/15/2008 (i)(j)                                                6,903
    1,585          (Long Island University), Series B, 5.50%
                   due 9/01/2020 (k)                                                   1,636
    1,250          (Long Island University), Series B, 5.25%
                   due 9/01/2028 (k)                                                   1,256
    1,180          (New York State Rehabilitation Association),
                   Series A, 5.25% due 7/01/2019 (c)                                   1,247
    1,000          (New York State Rehabilitation Association),
                   Series A, 5.125% due 7/01/2023 (c)                                  1,029
    5,345          (Pace University), 6% due 7/01/2010 (i)(j)                          5,735
    2,150          (Saint Barnabas Hospital), 5.45%
                   due 8/01/2035 (a)(f)                                                2,174
    1,240          (School Districts Financing Program), Series D,
                   5% due 10/01/2030 (i)                                               1,255
    6,900          (School Districts Financing Program), Series E,
                   5.75% due 10/01/2030 (i)                                            7,372
    1,405          (Upstate Community Colleges), Series A, 6%
                   due 7/01/2010 (g)(j)                                                1,507
--------------------------------------------------------------------------------------------
              New York State Dormitory Authority, Revenue
              Refunding Bonds:
    1,865          (City University System), Series 1, 5.25%
                   due 7/01/2014 (e)                                                   1,911
    3,400          (Saint Charles Hospital and Rehabilitation Center),
                   Series A, 5.625% due 7/01/2012 (i)                                  3,539
    1,370          (School District Financing Program), Series I,
                   5.75% due 10/01/2018 (i)                                            1,486
      565          Series B, 5.50% due 8/15/2017 (i)                                     577
--------------------------------------------------------------------------------------------
              New York State Dormitory Authority, Supported Debt
              Revenue Bonds:
    1,550          (Mental Health Facilities), Series B, 5.25%
                   due 2/15/2014 (j)                                                   1,677
      285          (Mental Health Facilities), Series B, 5.25%
                   due 2/15/2023                                                         297
    1,060          (Mental Health Facilities), Series D, 5.875%
                   due 8/15/2010 (g)(j)                                                1,127
    7,000          (State University Dormitory Facilities), Series A,
                   5% due 7/01/2031 (i)                                                7,196
--------------------------------------------------------------------------------------------
    1,000     New York State Dormitory Authority, Supported Debt
              Revenue Refunding Bonds (Department of Health),
              Series A, 5% due 7/01/2025 (c)                                           1,026
--------------------------------------------------------------------------------------------
   18,090     New York State Energy Research and Development
              Authority, Gas Facilities Revenue Refunding Bonds
              (Brooklyn Union Gas Company/Keyspan), AMT,
              Series A, 4.70% due 2/01/2024 (e)                                       17,607
--------------------------------------------------------------------------------------------


12                AUGUST 31, 2007                ANNUAL REPORTS

               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
New York (continued)
--------------------------------------------------------------------------------------------
  $ 6,000     New York State Energy Research and Development
              Authority, PCR, Refunding (Central Hudson Gas and
              Electric), Series A, 5.45% due 8/01/2027 (a)                      $      6,212
--------------------------------------------------------------------------------------------
    6,000     New York State Environmental Facilities Corporation,
              Water Facilities Revenue Bonds (Long Island Water Corp.
              Project), AMT, Series A, 4.90% due 10/01/2034 (i)                        5,840
--------------------------------------------------------------------------------------------
    4,400     New York State Environmental Facilities Corporation,
              Water Facilities Revenue Refunding Bonds (Spring
              Valley Water Company), Series B, 6.15%
              due 8/01/2024 (a)                                                        4,409
--------------------------------------------------------------------------------------------
    2,000     New York State, GO, Series A, 4.125%
              due 3/01/2037 (e)                                                        1,745
--------------------------------------------------------------------------------------------
    3,250     New York State, HFA, M/F Housing Revenue Bonds
              (Saint Philips Housing), AMT, Series A, 4.65%
              due 11/15/2038 (o)                                                       3,096
--------------------------------------------------------------------------------------------
      750     New York State, HFA, State Personal Income Tax
              Revenue Bonds (Economic Development and Housing),
              Series A, 5% due 9/15/2023 (i)                                             774
--------------------------------------------------------------------------------------------
    6,800     New York State Medical Care Facilities Finance Agency,
              Revenue Bonds (Montefiore Medical Center), Series A,
              5.75% due 2/15/2025 (a)(f)                                               6,921
--------------------------------------------------------------------------------------------
              New York State Mortgage Agency, Homeowner
              Mortgage Revenue Bonds, AMT:
    1,745          Series 130, 4.80% due 10/01/2037                                    1,622
    1,000          Series 143, 4.90% due 10/01/2037                                      944
--------------------------------------------------------------------------------------------
              New York State Mortgage Agency, Homeowner
              Mortgage Revenue Refunding Bonds:
    2,140          AMT, Series 67, 5.70% due 10/01/2017 (i)                            2,173
    1,500          AMT, Series 133, 4.95% due 10/01/2021                               1,480
    2,100          Series 83, 5.55% due 10/01/2027 (i)                                 2,130
--------------------------------------------------------------------------------------------
    1,170     New York State Mortgage Agency Revenue Refunding
              Bonds, AMT, Series 82, 5.65% due 4/01/2030 (i)                           1,208
--------------------------------------------------------------------------------------------
    5,000     New York State Thruway Authority, General Revenue
              Bonds, Series F, 5% due 1/01/2030 (a)                                    5,126
--------------------------------------------------------------------------------------------
              New York State Thruway Authority, General Revenue
              Refunding Bonds, Series G (g):
    2,000          4.75% due 1/01/2029                                                 2,006
    9,250          4.75% due 1/01/2030                                                 9,261
--------------------------------------------------------------------------------------------
    8,000     New York State Thruway Authority, Highway and
              Bridge Trust Fund Revenue Bonds, Series B-1, 5.75%
              due 4/01/2010 (e)(j)                                                     8,493
--------------------------------------------------------------------------------------------
    8,700     New York State Thruway Authority, Second General
              Highway and Bridge Trust Fund Revenue Bonds,
              Series A, 5% due 4/01/2026 (a)                                           8,994
--------------------------------------------------------------------------------------------
              New York State Urban Development Corporation,
              Personal Income Tax Revenue Bonds:
    3,000          Series C-1, 5% due 3/15/2013 (i)(j)                                 3,186
    2,000          (State Facilities), Series A-1, 5% due 3/15/2029 (e)                2,047
--------------------------------------------------------------------------------------------
    1,000     Niagara Falls, New York, City School District, COP,
              Refunding (High School Facility), 5% due 6/15/2028 (g)                   1,022
--------------------------------------------------------------------------------------------
    1,800     Oneida-Herkimer, New York, Solid Waste Management
              Authority, Solid Waste Revenue Refunding Bonds,
              5.50% due 4/01/2013 (g)                                                  1,936
--------------------------------------------------------------------------------------------
              Port Authority of New York and New Jersey,
              Consolidated Revenue Bonds, AMT:
    2,500          137th Series, 5.125% due 7/15/2030 (g)                              2,544
    1,000          141st Series, 4.50% due 9/01/2035 (c)                                 907
--------------------------------------------------------------------------------------------
   12,000     Port Authority of New York and New Jersey, Revenue
              Refunding Bonds, AMT, 120th Series, 6%
              due 10/15/2032 (i)                                                      12,147
--------------------------------------------------------------------------------------------
              Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air Terminal
              LLC), AMT, Series 6 (i):
    3,000          6.25% due 12/01/2011                                                3,272
    7,830          6.25% due 12/01/2015                                                8,928
    7,000          5.90% due 12/01/2017                                                7,169
--------------------------------------------------------------------------------------------
    2,500     Rensselaer, New York, City School District, COP, 5%
              due 6/01/2036 (n)                                                        2,551
--------------------------------------------------------------------------------------------
    1,250     Rochester, New York, Housing Authority, Mortgage
              Revenue Bonds (Andrews Terrace Apartments Project),
              AMT, 4.70% due 12/20/2038 (r)                                            1,147
--------------------------------------------------------------------------------------------
    5,000     Schenectady, New York, IDA, Civic Facility Revenue
              Bonds (Union College Project), Series A, 5.45%
              due 12/01/2009 (a)(j)                                                    5,287
--------------------------------------------------------------------------------------------
    3,000     Schenectady, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Union College Project), Series A,
              5.625% due 7/01/2011 (a)(j)                                              3,269
--------------------------------------------------------------------------------------------
    1,000     Suffolk County, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Dowling College), Series A, 5%
              due 6/01/2036 (d)                                                          919
--------------------------------------------------------------------------------------------
    4,355     Suffolk County, New York, IDA, IDR (Keyspan -- Port
              Jefferson), AMT, 5.25% due 6/01/2027                                     4,372
--------------------------------------------------------------------------------------------
              Suffolk County, New York, IDA, Solid Waste Disposal
              Facility, Revenue Refunding Bonds, AMT (a):
    4,660          (Ogden Martin System Huntington Project),
                   6% due 10/01/2010                                                   4,939
    5,000          (Ogden Martin System Huntington Project),
                   6.15% due 10/01/2011                                                5,408
    3,530          (Ogden Martin System Huntington Project),
                   6.25% due 10/01/2012                                                3,889
--------------------------------------------------------------------------------------------
    1,300     Suffolk County, New York, Public Improvement, GO,
              Series B, 4.50% due 11/01/2024 (i)                                       1,301
--------------------------------------------------------------------------------------------
   10,000     Syracuse, New York, IDA, PILOT Revenue Bonds
              (Carousel Center Project), AMT, Series A, 5%
              due 1/01/2036 (n)                                                       10,036
--------------------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of
              New York Revenue Bonds:
    5,000          Series A-1, 5.25% due 6/01/2020 (a)                                 5,255
   13,275          Series A-1, 5.25% due 6/01/2021 (a)                                13,924
    2,000          Series A-1, 5.25% due 6/01/2022 (a)                                 2,095
    3,700          Series C-1, 5.50% due 6/01/2021                                     3,914
--------------------------------------------------------------------------------------------


                AUGUST 31, 2007                ANNUAL REPORTS                 13

               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

     Face
   Amount     Municipal Bonds                                                      Value
============================================================================================
New York (concluded)
--------------------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Revenue Refunding Bonds (i):
  $12,000          5.25% due 11/15/2023                                         $     12,561
    8,315          5% due 11/15/2032                                                   8,405
    2,095          Series A, 5% due 1/01/2012 (j)                                      2,210
    1,500          Series B, 5% due 11/15/2032                                         1,516
--------------------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Subordinate Revenue Bonds:
    2,465          5% due 11/15/2028 (a)                                               2,507
    6,000          Series A, 5.25% due 11/15/2030 (i)                                  6,228
--------------------------------------------------------------------------------------------
    7,000     Westchester County, New York, IDA, Civic Facility
              Revenue Bonds (Purchase College Foundation Housing
              Project), Series A, 5.75% due 12/01/2031 (a)                             7,546
--------------------------------------------------------------------------------------------
    1,795     Yonkers, New York, GO, Series A, 5.75%
              due 10/01/2010 (e)                                                       1,922
============================================================================================
Guam -- 1.1%
--------------------------------------------------------------------------------------------
              A.B. Won Guam International Airport Authority,
              General Revenue Refunding Bonds, AMT, Series C (i):
    3,700          5.25% due 10/01/2021                                                3,806
    1,050          5.25% due 10/01/2022                                                1,080
============================================================================================
Puerto Rico -- 13.0%
--------------------------------------------------------------------------------------------
    4,800     Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Bonds, 5.25% due 7/01/2017 (e)                                           5,147
--------------------------------------------------------------------------------------------
              Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Refunding Bonds:
   10,000          Series D, 5.75% due 7/01/2012 (j)                                  10,890
    4,700          Series N, 5.25% due 7/01/2039 (e)                                   5,116
--------------------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation
              Revenue Bonds, Series A (b):
   10,280          4.62% due 7/01/2031 (e)                                             3,145
    5,500          4.66% due 7/01/2033 (e)                                             1,514
    9,300          4.66% due 7/01/2034 (a)                                             2,429
    2,200          4.67% due 7/01/2037 (a)                                               488
--------------------------------------------------------------------------------------------
    1,345     Puerto Rico Commonwealth, Public Improvement, GO,
              Refunding, Series B, 5.25% due 7/01/2032                                 1,370
--------------------------------------------------------------------------------------------
      500     Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2030                                              511
--------------------------------------------------------------------------------------------
    3,570     Puerto Rico Convention Center District Authority, Hotel
              Occupancy Tax Revenue Bonds, Series A, 5%
              due 7/01/2031 (a)                                                        3,672
--------------------------------------------------------------------------------------------
              Puerto Rico Electric Power Authority, Power
              Revenue Bonds (j):
    4,750          Series NN, 5.125% due 7/01/2013                                     5,086
    4,850          Series RR, 5% due 7/01/2015 (c)                                     5,217
    4,950          Series RR, 5% due 7/01/2015 (n)                                     5,325
    7,110          Series RR, 5% due 7/01/2015 (e)                                     7,648
--------------------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $681,487) -- 155.5%                                           689,365
============================================================================================

============================================================================================
              Municipal Bonds Held in Trust(s)
============================================================================================
   18,000     Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds, Series A, 5.75%,
              due 11/15/2032 (g)                                                      19,257
--------------------------------------------------------------------------------------------
   23,000     New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Bonds,
              Series A, 5.75%, due 6/15/2011 (i)(j)                                   24,687
--------------------------------------------------------------------------------------------
    9,500     New York City, New York, GO, Series C, 5.75%,
              due 3/15/2027 (g)                                                       10,327
--------------------------------------------------------------------------------------------
    7,000     New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds, Series A, 5%,
              due 10/15/2032 (a)                                                       7,299
--------------------------------------------------------------------------------------------
   21,000     New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5%, due 11/15/2035 (a)                                                  21,423
--------------------------------------------------------------------------------------------
   26,730     Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air
              Terminal), AMT, Series 6, 5.75%, due 12/1/2022 (i)                      27,366
--------------------------------------------------------------------------------------------
    2,500     Puerto Rico Commonwealth Highway and
              Transportation Authority, Transportation Revenue
              Bonds, Series B, 5.875%, due 7/1/2035 (i)                                2,674
--------------------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $111,543) -- 25.5%                                            113,033
============================================================================================

============================================================================================
   Shares
     Held     Short-Term Securities
============================================================================================
    1,902     CMA New York Municipal Money Fund, 3.39% (h)(p)                          1,902
--------------------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $1,902) -- 0.4%                                                 1,902
============================================================================================
Total Investments (Cost -- $794,932*) -- 181.4%                                      804,300

Other Assets Less Liabilities -- 3.0%                                                 13,390

Liability for Trust Certificates, Including Interest
  Expense Payable -- (13.8%)                                                         (61,205)

Preferred Stock, at Redemption Value -- (70.6%)                                     (313,189)
                                                                                ------------
Net Assets Applicable to Common Stocks -- 100.0%                                $    443,296
                                                                                ============


14                AUGUST 31, 2007                ANNUAL REPORTS

Schedule of Investments (concluded)
               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................................    $735,563
                                                                       ========
      Gross unrealized appreciation ...............................    $ 15,774
      Gross unrealized depreciation ...............................      (7,740)
                                                                       --------
      Net unrealized appreciation .................................    $  8,034
                                                                       ========

(a)   AMBAC Insured.
(b) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(c)   CIFG Insured.
(d)   ACA Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g)   FSA Insured.
(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                    Net                 Dividend
      Affiliate                                   Activity                Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund            1,768                     $68
      --------------------------------------------------------------------------

(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.
(o)   FNMA Collateralized.
(p)   Represents the current yield as of August 31, 2007.
(q) All or a portion of security held as collateral in connection with open financial futures contracts.
(r)   GNMA Collateralized.
(s) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bonds transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of municipal bonds held in trust.
o     Financial futures contracts sold as of August 31, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts        Issue              Date          Value       Depreciation
      --------------------------------------------------------------------------
        395          30-Year U.S.      September
                    Treasury Bonds        2007         $43,149          $(1,004)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


                AUGUST 31, 2007                ANNUAL REPORTS                 15

Statements of Net Assets

                                                                                                       BlackRock        BlackRock
                                                                                                     MuniHoldings      MuniHoldings
                                                                                                        Florida          New York
                                                                                                        Insured          Insured
As of August 31, 2007                                                                                    Fund           Fund, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value* ..................................    $ 939,683,488     $ 802,397,395
            Investments in affiliated securities, at value** ...................................        3,369,907         1,902,395
            Interest receivable ................................................................       14,979,206        10,673,287
            Receivable for securities sold .....................................................          312,359         7,716,050
            Receivable for variable margin .....................................................               --           123,438
            Prepaid expenses ...................................................................           11,737            11,105
                                                                                                    -------------------------------
            Total assets .......................................................................      958,356,697       822,823,670
                                                                                                    -------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates .................................................................       51,880,627        60,702,600
            Payable for securities purchased ...................................................        8,778,899         2,856,273
            Interest expense payable ...........................................................          457,684           501,978
            Payable to investment adviser ......................................................          415,070           348,411
            Payable for other affiliates .......................................................            6,652             5,637
            Dividends payable to Common Shareholders/Common Stock Shareholders .................        2,184,724         1,755,323
            Custodian bank payable .............................................................           60,320             8,253
            Accrued expenses ...................................................................          178,223           159,608
                                                                                                    -------------------------------
            Total liabilities ..................................................................       63,962,199        66,338,083
                                                                                                    -------------------------------
===================================================================================================================================
Preferred Shares/Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Preferred Shares/Stock, at redemption value, par value $.10 per share of AMPS@ at
               $25,000 per share liquidation preference*** .....................................      363,491,099       313,189,453
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares/Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares/Stock .......................................    $ 530,903,399     $ 443,296,134
                                                                                                    ===============================
===================================================================================================================================
Analysis of Net Assets Applicable to Common Shares/Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Undistributed investment income -- net .............................................    $   3,123,218     $   1,031,070
            Accumulated realized capital losses -- net .........................................      (43,849,145)      (43,674,215)
            Unrealized appreciation -- net .....................................................       19,362,326         8,363,940
                                                                                                    -------------------------------
            Total accumulated losses -- net ....................................................      (21,363,601)      (34,279,205)
                                                                                                    -------------------------------
            Common Shares/Stock, par value $.10 per share+ .....................................        3,766,766         3,079,514
            Paid-in capital in excess of par ...................................................      548,500,234       474,495,825
                                                                                                    -------------------------------
            Net Assets .........................................................................    $ 530,903,399     $ 443,296,134
                                                                                                    ===============================


16                AUGUST 31, 2007                ANNUAL REPORTS

Statements of Net Assets (concluded)

                                                                                                       BlackRock        BlackRock
                                                                                                     MuniHoldings      MuniHoldings
                                                                                                        Florida          New York
                                                                                                        Insured          Insured
As of August 31, 2007                                                                                    Fund           Fund, Inc.
===================================================================================================================================
Net Assets Value
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets value per share of Common Shares/Stock ..................................    $       14.09     $       14.40
                                                                                                    ===============================
            Market price .......................................................................    $       12.86     $       13.53
                                                                                                    ===============================
                  *Identified cost for unaffiliated securities .................................    $ 920,321,162     $ 793,029,293
                                                                                                    ===============================
                 **Identified cost for affiliated securities ...................................    $   3,369,907     $   1,902,395
                                                                                                    ===============================
                ***Preferred Shares/Stock authorized, issued and outstanding:
                        Series A Shares/Stock ..................................................            2,095             1,900
                                                                                                    ===============================
                        Series B Shares/Stock ..................................................            3,495             1,900
                                                                                                    ===============================
                        Series C Shares/Stock ..................................................            3,440             3,040
                                                                                                    ===============================
                        Series D Shares/Stock ..................................................            2,160             3,680
                                                                                                    ===============================
                        Series E Shares/Stock ..................................................            3,340             2,000
                                                                                                    ===============================
                  +Common Shares/Stock issued and outstanding ..................................       37,667,658        30,795,138
                                                                                                    ===============================
                  @     Auction Market Preferred Shares/Stock.

      See Notes to Financial Statements.


                AUGUST 31, 2007                ANNUAL REPORTS                 17

Statements of Operations

                                                                                                       BlackRock        BlackRock
                                                                                                     MuniHoldings      MuniHoldings
                                                                                                        Florida          New York
                                                                                                        Insured          Insured
For the Year Ended August 31, 2007                                                                       Fund           Fund, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ...........................................................................    $  48,053,688     $  38,563,911
            Dividends from affiliates ..........................................................          397,324            67,771
                                                                                                    -------------------------------
            Total income .......................................................................       48,451,012        38,631,682
                                                                                                    -------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ...........................................................        5,055,866         4,277,133
            Interest expense and fees ..........................................................        1,878,640         2,557,895
            Commission fees ....................................................................          928,186           796,288
            Accounting services ................................................................          258,219           233,334
            Professional fees ..................................................................           93,522            89,190
            Transfer agent fees ................................................................           87,632            85,450
            Printing and shareholder reports ...................................................           60,924            52,225
            Custodian fees .....................................................................           42,950            38,884
            Trustees'/Directors' fees and expenses .............................................           30,143            30,114
            Pricing fees .......................................................................           26,955            28,432
            Listing fees .......................................................................           13,141            10,744
            Other ..............................................................................           55,483            66,627
                                                                                                    -------------------------------
            Total expenses before waiver and reimbursement .....................................        8,531,661         8,266,316
            Waiver and reimbursement of expenses ...............................................         (441,339)         (376,054)
                                                                                                    -------------------------------
            Total expenses after waiver and reimbursement ......................................        8,090,322         7,890,262
                                                                                                    -------------------------------
            Investment income -- net ...........................................................       40,360,690        30,741,420
                                                                                                    -------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                 Investments -- net ............................................................        2,169,524         2,108,794
                 Futures contracts -- net ......................................................               --           806,228
                                                                                                    -------------------------------
            Total realized gain -- net .........................................................        2,169,524         2,915,022
                                                                                                    -------------------------------
            Change in unrealized appreciation/depreciation on:
                 Investments -- net ............................................................      (26,868,176)      (18,244,131)
                 Futures contracts -- net ......................................................               --          (752,076)
                                                                                                    -------------------------------
            Total change in unrealized appreciation/depreciation -- net ........................      (26,868,176)      (18,996,207)
                                                                                                    -------------------------------
            Total realized and unrealized loss -- net ..........................................      (24,698,652)      (16,081,185)
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders/Preferred Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................      (13,244,774)      (10,569,016)
                                                                                                    -------------------------------
            Net Increase in Net Assets Resulting from Operations ...............................    $   2,417,264     $   4,091,219
                                                                                                    ===============================

      See Notes to Financial Statements.


18                AUGUST 31, 2007                ANNUAL REPORTS

Statements of Changes in Net Assets
                                     BlackRock MuniHoldings Florida Insured Fund

                                                                                                     For the Year Ended August 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $  40,360,690     $  39,348,039
            Realized gain -- net ...............................................................        2,169,524         2,573,306
            Change in unrealized appreciation/depreciation -- net ..............................      (26,868,176)      (20,555,330)
            Dividends to Preferred Shareholders ................................................      (13,244,774)      (11,116,657)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................        2,417,264        10,249,358
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................      (27,007,711)      (31,752,842)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Shareholders .........      (27,007,711)      (31,752,842)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Shareholders in reinvestment of dividends .........               --            66,617
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets applicable to Common Shares ...........................      (24,590,447)      (21,436,867)
            Beginning of year ..................................................................      555,493,846       576,930,713
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 530,903,399     $ 555,493,846
                                                                                                    ===============================
                 * Undistributed investment income -- net ......................................    $   3,123,218     $   3,015,013
                                                                                                    ===============================

      See Notes to Financial Statements.

                              BlackRock MuniHoldings New York Insured Fund, Inc.

                                                                                                     For the Year Ended August 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $  30,741,420     $  31,812,639
            Realized gain -- net ...............................................................        2,915,022             6,241
            Change in unrealized appreciation/depreciation -- net ..............................      (18,996,207)      (14,930,448)
            Dividends to Preferred Stock shareholders ..........................................      (10,569,016)       (8,834,136)
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................        4,091,219         8,054,296
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................      (21,433,416)      (25,985,593)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders ...      (21,433,416)      (25,985,593)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends ...               --           156,161
                                                                                                    -------------------------------
            Net increase in net assets derived from stock transactions .........................               --           156,161
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets applicable to Common Stock ............................      (17,342,197)      (17,775,136)
            Beginning of year ..................................................................      460,638,331       478,413,467
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 443,296,134     $ 460,638,331
                                                                                                    ===============================
                 * Undistributed investment income -- net ......................................    $   1,031,070     $   2,292,082
                                                                                                    ===============================

      See Notes to Financial Statements.


                AUGUST 31, 2007                ANNUAL REPORTS                 19

Financial Highlights                 BlackRock MuniHoldings Florida Insured Fund

                                                                                    For the Year Ended August 31,
The following per share data and ratios have been derived           ------------------------------------------------------------
from information provided in the financial statements.                2007         2006         2005         2004         2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..................   $  14.75     $  15.32     $  15.37     $  15.04     $  15.41
                                                                    ------------------------------------------------------------
            Investment income -- net*** .........................       1.07         1.04         1.09         1.11         1.15
            Realized and unrealized gain (loss) -- net ..........       (.66)        (.47)         .05          .31         (.46)
            Less dividends to Preferred Shareholders from
               investment income -- net .........................       (.35)        (.30)        (.18)        (.09)        (.10)
                                                                    ------------------------------------------------------------
            Total from investment operations ....................        .06          .27          .96         1.33          .59
                                                                    ------------------------------------------------------------
            Less dividends to Common Shareholders from
               investment income -- net .........................       (.72)        (.84)       (1.01)       (1.00)        (.96)
                                                                    ------------------------------------------------------------
            Net asset value, end of year ........................   $  14.09     $  14.75     $  15.32     $  15.37     $  15.04
                                                                    ============================================================
            Market price per share, end of year .................   $  12.86     $  14.37     $  15.75     $  14.84     $  14.08
                                                                    ============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................        .59%        2.10%        6.49%        9.43%        4.17%
                                                                    ============================================================
            Based on market price per share .....................      (5.76%)      (3.24%)      13.39%       12.86%        2.51%
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Shares
--------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement and
               excluding interest expense and fees** ............       1.12%        1.12%        1.11%        1.10%        1.10%
                                                                    ============================================================
            Total expenses, net of waiver and reimbursement** ...       1.46%        1.38%        1.35%        1.24%        1.26%
                                                                    ============================================================
            Total expenses** ....................................       1.54%        1.46%        1.41%        1.31%        1.33%
                                                                    ============================================================
            Total investment income -- net** ....................       7.30%        7.08%        7.11%        7.23%        7.40%
                                                                    ============================================================
            Amount of dividends to Preferred Shareholders .......       2.40%        2.00%        1.15%         .60%         .65%
                                                                    ============================================================
            Investment income -- net, to Common Shareholders ....       4.90%        5.08%        5.96%        6.63%        6.75%
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Shares
--------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Shareholders .................       3.62%        3.06%        1.82%         .95%        1.06%
                                                                    ============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Shares, end of year
               (in thousands) ...................................   $530,903     $555,494     $576,931     $578,509     $565,993
                                                                    ============================================================
            Preferred Shares outstanding at liquidation
               preference, end of year (in thousands) ...........   $363,250     $363,250     $363,250     $363,250     $363,250
                                                                    ============================================================
            Portfolio turnover ..................................         22%          43%          26%          20%          23%
                                                                    ============================================================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...........................   $  2,462     $  2,529     $  2,588     $  2,593     $  2,558
                                                                    ============================================================
================================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
--------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ................   $    913     $    755     $    441     $    233     $    252
                                                                    ============================================================
            Series B -- Investment income -- net ................   $    909     $    778     $    451     $    237     $    267
                                                                    ============================================================
            Series C -- Investment income -- net ................   $    914     $    780     $    461     $    237     $    252
                                                                    ============================================================
            Series D -- Investment income -- net ................   $    904     $    743     $    462     $    243     $    273
                                                                    ============================================================
            Series E -- Investment income -- net ................   $    915     $    757     $    463     $    241     $    276
                                                                    ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Shareholders.
***   Based on average shares outstanding.

      See Notes to Financial Statements.


20                AUGUST 31, 2007                ANNUAL REPORTS

Financial Highlights          BlackRock MuniHoldings New York Insured Fund, Inc.

                                                                                    For the Year Ended August 31,
The following per share data and ratios have been derived           ------------------------------------------------------------
from information provided in the financial statements.                2007         2006         2005         2004         2003
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..................   $  14.96     $  15.54     $  15.41     $  15.19     $  15.66
                                                                    ------------------------------------------------------------
            Investment income -- net*** .........................       1.00         1.03         1.04         1.05         1.09
            Realized and unrealized gain (loss) -- net ..........       (.52)        (.48)         .21          .18         (.58)
            Less dividends to Preferred Stock shareholders from
               investment income -- net .........................       (.34)        (.29)        (.17)        (.08)        (.08)
                                                                    ------------------------------------------------------------
            Total from investment operations ....................        .14          .26         1.08         1.15          .43
                                                                    ------------------------------------------------------------
            Less dividends to Common Stock shareholders from
               investment income -- net .........................       (.70)        (.84)        (.95)        (.93)        (.90)
                                                                    ------------------------------------------------------------
            Net asset value, end of year ........................   $  14.40     $  14.96     $  15.54     $  15.41     $  15.19
                                                                    ============================================================
            Market price per share, end of year .................   $  13.53     $  14.62     $  15.28     $  14.10     $  13.79
                                                                    ============================================================
================================================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..................       1.12%        1.98%        7.63%        8.36%        3.32%
                                                                    ============================================================
            Based on market price per share .....................      (2.78%)       1.36%       15.66%        9.21%        2.22%
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
--------------------------------------------------------------------------------------------------------------------------------
            Total expenses, net of waiver and reimbursement and
               excluding interest expense and fees** ............       1.15%        1.15%        1.14%        1.14%        1.13%
                                                                    ============================================================
            Total expenses, net of waiver and reimbursement
               expenses** .......................................       1.71%        1.65%        1.52%        1.43%        1.43%
                                                                    ============================================================
            Total expenses** ....................................       1.79%        1.73%        1.59%        1.50%        1.51%
                                                                    ============================================================
            Total investment income -- net** ....................       6.65%        6.94%        6.71%        6.80%        6.96%
                                                                    ============================================================
            Amount of dividends to Preferred Stock shareholders .       2.29%        1.93%        1.09%         .55%         .68%
                                                                    ============================================================
            Investment income -- net, to Common Stock shareholders      4.36%        5.01%        5.62%        6.25%        6.28%
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...........       3.35%        2.82%        1.66%         .83%        1.05%
                                                                    ============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of year
               (in thousands) ...................................   $443,296     $460,638     $478,413     $474,357     $467,512
                                                                    ============================================================
            Preferred Stock outstanding at liquidation
               preference, end of year (in thousands) ...........   $313,000     $313,000     $313,000     $313,000     $313,000
                                                                    ============================================================
            Portfolio turnover ..................................         24%          47%          33%          31%          50%
                                                                    ============================================================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...........................   $  2,416     $  2,472     $  2,528     $  2,516     $  2,494
                                                                    ============================================================
================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
--------------------------------------------------------------------------------------------------------------------------------
            Series A -- Investment income -- net ................   $    837     $    689     $    409     $    197     $    247
                                                                    ============================================================
            Series B -- Investment income -- net ................   $    834     $    678     $    385     $    182     $    236
                                                                    ============================================================
            Series C -- Investment income -- net ................   $    849     $    715     $    432     $    201     $    258
                                                                    ============================================================
            Series D -- Investment income -- net ................   $    855     $    728     $    434     $    238     $    287
                                                                    ============================================================
            Series E -- Investment income -- net ................   $    834     $    692     $    389     $    198     $    256
                                                                    ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock Shareholders.
***   Based on average shares outstanding.

      See Notes to Financial Statements.


                AUGUST 31, 2007                ANNUAL REPORTS                 21

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. (the "Funds" or individually the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Shares/Stock on a daily basis. The Funds' Common Shares/Stock are listed on the New York Stock Exchange under the symbols MFL and MHN, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Boards of Trustees/Directors. Such valuations and procedures are reviewed periodically by the Boards of Trustees/Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Boards of Trustees/Directors of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


22                AUGUST 31, 2007                ANNUAL REPORTS

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Fund's transfer of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At August 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

--------------------------------------------------------------------------------
                                                                    Underlying
                                      Liability                      Municipal
                                         for          Range of         Bonds
                                        Trust         Interest      Transferred
                                     Certificates      Rates          to TOBs
--------------------------------------------------------------------------------
BlackRock MuniHoldings                                 3.699%-
  Florida Insured Fund ........    $ 51,880,627        3.763%       $106,260,729

BlackRock MuniHoldings
  New York Insured                                     3.682%-
  Fund, Inc. ..................    $ 60,702,600        3.714%       $113,033,072
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.


                AUGUST 31, 2007                ANNUAL REPORTS                 23

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Bank overdraft -- Each Fund recorded a bank overdraft which resulted from management estimates of available cash.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.

(i) Reclassifications:

BlackRock MuniHoldings Florida Insured Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $22,583,704 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.

BlackRock MuniHoldings New York Insured Fund, Inc.

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $566,530 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On July 31, 2006 and August 15, 2006, shareholders of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc., respectively, approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"). The Investment Advisory Agreement between each Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.


24                AUGUST 31, 2007                ANNUAL REPORTS

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Shares/Stock. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager (and previously FAM) indirectly through its investments described below:

--------------------------------------------------------------------------------
                                                 For the              For the
                                                 Period             Period Sept.
                                              Sept. 1, 2006          30, 2006
                                               to Sept. 29,         to Aug. 31,
                                                2006 Reim-           2007 Reim-
                                                bursement           bursement by
                         Investment              by FAM             the Manager
--------------------------------------------------------------------------------
BlackRock
MuniHoldings             CMA Florida
Florida Insured          Municipal
Fund .................   Money Fund              $9,587               $58,222

BlackRock
MuniHoldings             CMA New York
New York Insured         Municipal
Fund, Inc. ...........   Money Fund              $   58               $ 8,838
--------------------------------------------------------------------------------

In addition, the Manager has agreed to reimburse its management fee on the proceeds of Preferred Shares/Stock that exceed 35% of each Fund's total net assets. For the year ended August 31, 2007, FAM and the Manager earned and waived the following:

--------------------------------------------------------------------------------
                                 For the Period              For the Period
                                  Sept. 1, to               Sept. 30, 2006 to
                                 Sept. 29, 2006              Aug. 31, 2007
                            ------------------------    ------------------------
                              Earned        Waived        Earned        Waived
                                by            by          by the        by the
                               FAM           FAM          Manager       Manager
--------------------------------------------------------------------------------
BlackRock
MuniHoldings
Florida Insured Fund ...    $  429,126    $   29,982    $4,626,740    $  343,548

BlackRock
MuniHoldings
New York Insured
Fund, Inc. .............    $  361,539    $   30,263    $3,915,594    $  336,895
--------------------------------------------------------------------------------

For the year ended August 31, 2007, the Funds reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                          FAM            Manager
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund .........................          $ 2,445          $15,593

BlackRock MuniHoldings
New York Insured Fund, Inc. ..................          $ 2,057          $13,199
--------------------------------------------------------------------------------

In addition, the Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, with respect to each Fund, under which the Manager pays BIM for services it provides a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

Prior to September 29, 2006, certain officers and/or trustees/directors of the Funds were officers and/or directors of FAM, Merrill Lynch, and/or MLIM.

Commencing September 29, 2006, certain officers and/or trustees/directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                             BlackRock             BlackRock
                                            MuniHoldings          MuniHoldings
                                           Florida Insured      New York Insured
                                                Fund               Fund, Inc.
--------------------------------------------------------------------------------
Total Purchases ..................           $240,737,778         $199,591,317
Total Sales ......................           $206,459,268         $195,178,993
--------------------------------------------------------------------------------

4. Share/Stock Transactions:

BlackRock MuniHoldings Florida Insured Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without the approval of holders of Common Shares.

BlackRock MuniHoldings New York Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Shares/Stock

BlackRock MuniHoldings Florida Insured Fund

Shares issued and outstanding during the year ended August 31, 2007 remained constant and increased by 4,505 as a result of dividend reinvestments for the year ended August 31, 2006.


                AUGUST 31, 2007                ANNUAL REPORTS                 25

Notes to Financial Statements (concluded)

BlackRock MuniHoldings New York Insured Fund, Inc.

Shares issued and outstanding during the year ended August 31, 2007 remained constant and increased by 10,523 as a result of dividend reinvestment for the year ended August 31, 2006.

Preferred Shares/Stock

Auction Market Preferred Shares/Stock are redeemable shares of Preferred Shares/Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                             BlackRock             BlackRock
                                            MuniHoldings          MuniHoldings
                                           Florida Insured      New York Insured
                                                Fund               Fund, Inc.
--------------------------------------------------------------------------------
Series A .............................          3.95%                3.29%
Series B .............................          4.01%                3.75%
Series C .............................          4.00%                3.40%
Series D .............................          3.54%                3.40%
Series E .............................          3.98%                3.70%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Manager earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund .....................................            $449,188

BlackRock MuniHoldings
New York Insured Fund, Inc. ..............................            $302,025
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Shares/Stock in the amount of $.058000 per share and $.057000 per share relating to BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc., respectively, on October 1, 2007 to shareholders of record on September 14, 2007.

BlackRock MuniHoldings Florida Insured Fund

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2007           8/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $40,252,485         $42,869,499
                                                 -------------------------------
Total distributions ....................         $40,252,485         $42,869,499
                                                 ===============================

As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  1,649,951
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           1,649,951
Capital loss carryforward ...............................         (36,221,314)*
Unrealized gains -- net .................................          13,207,762**
                                                                 ------------
Total accumulated losses -- net .........................        $(21,363,601)
                                                                 ============

* On August 31, 2007, the Fund had a net capital loss carryforward of $36,221,314, of which $9,834,324 expires in 2008, $16,563,861 expires in
      2009, $1,836,991 expires in 2012 and $7,986,138 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniHoldings New York Insured Fund, Inc.

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2007           8/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $32,002,432         $34,819,729
                                                 -------------------------------
Total distributions ....................         $32,002,432         $34,819,729
                                                 ===============================

As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ..................        $  1,396,224
Undistributed long-term capital gains -- net ............                  --
                                                                 ------------
Total undistributed earnings -- net .....................           1,396,224
Capital loss carryforward ...............................         (39,459,874)*
Unrealized gains -- net .................................           3,784,445**
                                                                 ------------
Total accumulated losses -- net .........................        $(34,279,205)
                                                                 ============

* On August 31, 2007, the Fund had a net capital loss carryforward of $39,459,874, of which $3,509,287 expires in 2008, $17,055,889 expires in
      2009, $15,054,033 expires in 2013, $1,057,997 expires in 2014 and
      $2,782,668 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.


26                AUGUST 31, 2007                ANNUAL REPORTS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/ Directors of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniHoldings Florida Insured Fund and of BlackRock MuniHoldings New York Insured Fund, Inc. (the "Funds"), as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of BlackRock MuniHoldings Florida Insured Fund and of BlackRock MuniHoldings New York Insured Fund, Inc. as of August 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007

Fund Certification (Unaudited)

In February 2007, BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


                AUGUST 31, 2007                ANNUAL REPORTS                 27

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Shares/Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever a Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Shares/Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Shares/Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If a Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Shares/Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when a Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when a Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


28                AUGUST 31, 2007                ANNUAL REPORTS

Officers and Trustees or Directors

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                                                                                               Fund Complex    Other Public
                           Position(s)  Length of                                              Overseen by     Directorships
Name, Address              Held with    Time                                                   Trustee or      Held by Trustee
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years   Director        or Director
====================================================================================================================================
Interested Trustee or Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and Trustee           Equities, Chairman of the BlackRock Retail
1954                       or Director           Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *     Mr. Doll is a trustee, director or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Trustees or Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                                 As Fund President, Mr. Doll serves at the pleasure of the Boards of Trustees or Directors.


                AUGUST 31, 2007                ANNUAL REPORTS                 29

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                                                                                               Fund Complex    Other Public
                           Position(s)  Length of                                              Overseen by     Directorships
Name, Address              Held with    Time                                                   Trustee or      Held by Trustee
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years   Director        or Director
====================================================================================================================================
Independent Trustees or Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes**         Trustee      1997 to  Professor Emeritus of Finance, School of      46 Funds        None
P.O. Box 9095              or Director  present  Business, State University of New York at     48 Portfolios
Princeton, NJ 08543-9095                         Albany since 2000 and Professor thereof from
1940                                             1989 to 2000; International Consultant,
                                                 Urban Institute, Washington, D.C. from 1995
                                                 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery      Trustee      1997 to  Professor, Harvard Business School since      46 Funds        Newell Rubbermaid,
P.O. Box 9095              or Director  present  1989; Associate Professor, J.L. Kellogg       48 Portfolios   Inc. (manufacturing)
Princeton, NJ 08543-9095                         Graduate School of Management, Northwestern
1952                                             University from 1985 to 1989; Associate
                                                 Professor, Graduate School of Business
                                                 Administration, University of Michigan from
                                                 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director,
                                                 McLean Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid            Trustee      2004 to  Self-employed consultant since 2001; Counsel  46 Funds        None
P.O. Box 9095              or Director  present  of Alliance Capital Management (investment    48 Portfolios
Princeton, NJ 08543-9095                         adviser) in 2000; General Counsel, Director
1945                                             and Secretary of Sanford C. Bernstein & Co.,
                                                 Inc. (investment adviser/broker-dealer) from
                                                 1997 to 2000; Secretary, Sanford C.
                                                 Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since
                                                 1998; Director and Secretary of SCB
                                                 Partners, Inc. since 2000; and Director of
                                                 Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S. Suddarth         Trustee      2000 to  President, Middle East Institute, from 1995   46 Funds        None
P.O. Box 9095              or Director  present  to 2001; Foreign Service Officer, United      48 Portfolios
Princeton, NJ 08543-9095                         States Foreign Service, from 1961 to 1995
1935                                             and Career Minister from 1989 to 1995;
                                                 Deputy Inspector General, U.S. Department of
                                                 State, from 1991 to 1994; U.S. Ambassador to
                                                 the Hashemite Kingdom of Jordan from 1987 to
                                                 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West            Trustee      1997 to  Professor of Finance from 1984 to 1995, Dean  46 Funds        Bowne & Co., Inc.
P.O. Box 9095              or Director  present  from 1984 to 1993 and since 1995 Dean         48 Portfolios   (financial printers);
Princeton, NJ 08543-9095                         Emeritus of New York University's Leonard N.                  Vornado Realty
1938                                             Stern School of Business Administration.                      Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate company)
                           ---------------------------------------------------------------------------------------------------------
                           *     Trustees or Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. ** Chairman of each Board of Trustees or Directors and the Audit
                                 Committee.
------------------------------------------------------------------------------------------------------------------------------------


30                AUGUST 31, 2007                ANNUAL REPORTS

Officers and Trustees or Directors (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Funds        Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1997 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011              President    present     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ 08543-9011   and          and         in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
1960                       Treasurer    1999 to     thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ 08543-9011   Officer                  2007; Principal and Senior Compliance Officer, State Street Global Advisors,
1965                                                from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                    Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                    Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Fund         2004 to     Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011              Secretary    2007        from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                            with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                                Princeton Services from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Fund         2007 to     Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011              Secretary    present     BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset
Princeton, NJ 08543-9011                            Management from 1993 to 2006.
1965
                              ------------------------------------------------------------------------------------------------------
                              * Officers of the Fund serve at the pleasure of the Boards of Trustees or Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Shares or Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares or Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Investment Objectives

BlackRock MuniHoldings Florida Insured Fund seeks to provide shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

BlackRock MuniHoldings New York Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


                AUGUST 31, 2007                ANNUAL REPORTS                 31

Proxy Results                        BlackRock MuniHoldings Florida Insured Fund

During the six-month period ended August 31, 2007, the Common and Auction Market Preferred (Series A - E) Shareholders of BlackRock MuniHoldings Florida Insured Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                               Shares Voted    Shares Withheld
                                                                   For           From Voting
----------------------------------------------------------------------------------------------
To elect the Fund's Trustees:   G. Nicholas Beckwith, III       34,979,751        701,591
                                Richard E. Cavanagh             34,970,321        711,021
                                Richard S. Davis                34,979,751        701,591
                                Kent Dixon                      34,977,451        703,891
                                Kathleen F. Feldstein           34,968,154        713,188
                                James T. Flynn                  34,978,401        702,941
                                Henry Gabbay                    35,133,651        547,691
                                Jerrold B. Harris               34,977,359        703,983
                                R. Glenn Hubbard                34,971,204        710,138
                                Karen P. Robards                34,976,351        704,991
                                Robert S. Salomon, Jr.          34,978,451        702,891
----------------------------------------------------------------------------------------------

During the six-month period ended August 31, 2007, the Auction Market Preferred (Series A - E) Shareholders of BlackRock MuniHoldings Florida Insured Fund voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. A description of the proposal and number of shares voted for each Trustee are as follows:

----------------------------------------------------------------------------------------------
                                                               Shares Voted    Shares Withheld
                                                                   For           From Voting
----------------------------------------------------------------------------------------------
To elect the Fund's Trustees:   Frank J. Fabozzi and
                                W. Carl Kester                    13,964            241
----------------------------------------------------------------------------------------------


32                AUGUST 31, 2007                ANNUAL REPORTS

Proxy Results                 BlackRock MuniHoldings New York Insured Fund, Inc.

During the six-month period ended August 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A - E) Shareholders of BlackRock MuniHoldings New York Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------
                                                               Shares Voted    Shares Withheld
                                                                   For           From Voting
----------------------------------------------------------------------------------------------
To elect the Fund's Directors:  G. Nicholas Beckwith, III       27,310,820        1,682,900
                                Richard E. Cavanagh             27,310,316        1,683,404
                                Richard S. Davis                27,304,620        1,689,100
                                Kent Dixon                      27,307,786        1,685,934
                                Kathleen F. Feldstein           27,282,482        1,711,238
                                James T. Flynn                  27,282,478        1,711,242
                                Henry Gabbay                    27,357,630        1,636,090
                                Jerrold B. Harris               27,310,320        1,683,400
                                R. Glenn Hubbard                27,310,316        1,683,404
                                Karen P. Robards                27,277,982        1,715,738
                                Robert S. Salomon, Jr.          27,280,644        1,713,076
----------------------------------------------------------------------------------------------

During the six-month period ended August 31, 2007, the Auction Market Preferred Stock (Series A - E) Shareholders of BlackRock MuniHoldings New York Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. A description of the proposal and number of shares voted for each Director are as follows:

----------------------------------------------------------------------------------------------
                                                               Shares Voted    Shares Withheld
                                                                   For           From Voting
----------------------------------------------------------------------------------------------
To elect the Fund's Directors:  Frank J. Fabozzi and
                                W. Carl Kester                    11,989            4
----------------------------------------------------------------------------------------------


                AUGUST 31, 2007                ANNUAL REPORTS                 33

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


34                AUGUST 31, 2007                ANNUAL REPORTS

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


                AUGUST 31, 2007                ANNUAL REPORTS                 35

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders or Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                    #MHFLNY-8/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

------------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees           (b) Audit-Related Fees(1)        (c) Tax Fees(2)         (d) All Other Fees(3)
------------------------------------------------------------------------------------------------------------------------------------
                     Current        Previous      Current        Previous      Current        Previous      Current        Previous
                    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year    Fiscal Year   Fiscal Year
  Entity Name          End            End           End            End           End            End           End            End
------------------------------------------------------------------------------------------------------------------------------------
BlackRock
MuniHoldings
New York Insured
Fund, Inc.           $55,350       $30,500        $3,500        $3,500         $6,100        $6,000         $1,042        $0
------------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                             Current Fiscal      Previous Fiscal
                     Entity Name                Year End            Year End
            --------------------------------------------------------------------
            BlackRock MuniHoldings New York
            Insured Fund, Inc.                  $295,142           $3,108,000
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Ronald W. Forbes
            Cynthia A. Montgomery
            Jean Margo Reid
            Roscoe S. Suddarth
            Richard R. West
            Edward D. Zinbarg (retired as of December 31, 2006)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of August 31, 2007.

            (a)(1) BlackRock MuniHoldings New York Insured Fund, Inc. is managed by a team of investment professionals comprised of Timothy T. Browse, Vice President at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Browse is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Browse has been the Fund's portfolio manager since 2004.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Browse joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President (Municipal Tax-Exempt Fund Management) of MLIM from 2004 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2004. From 2000 to 2003, he was a Vice President, portfolio manager and team leader of the Municipal Investment Team with Lord Abbott & Co.

            (a)(2) As of August 31, 2007:

            ----------------------------------------------------------------------------------------------------------------------
                                                                                            (iii) Number of Other Accounts and
                                            (ii) Number of Other Accounts Managed            Assets for Which Advisory Fee is
                                                   and Assets by Account Type                        Performance-Based
            ----------------------------------------------------------------------------------------------------------------------
                                            Other                                         Other
                 (i) Name of             Registered       Other Pooled                  Registered     Other Pooled
                   Portfolio             Investment        Investment        Other      Investment      Investment         Other
                   Manager                Companies         Vehicles        Accounts     Companies       Vehicles         Accounts
            ----------------------------------------------------------------------------------------------------------------------
            Timothy T. Browse               17                 0               0             0               0               0
                                      $ 3,723,637,701         $0              $0            $0              $0              $0
            ----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor                 80                 0               0             0               0               0
                                      $27,887,649,143         $0              $0            $0              $0              $0
            ----------------------------------------------------------------------------------------------------------------------
            Theodore R. Jaeckel, Jr.        80                 1               0             0               1               0
                                      $27,887,649,143     $24,757,202         $0            $0          $24,757,202         $0
            ----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of August 31, 2007:

            Portfolio Manager Compensation

                  Compensation Program

                  The elements of total compensation for portfolio managers on
            BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                  Base compensation

                  Like that of many asset management firms, base salaries
            represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                  Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, New York insured municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                  Long-Term Retention and Incentive Plan (LTIP)

                  The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                  Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                  Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                  Other Compensation Programs

                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                  Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

            (a)(4) Beneficial Ownership of Securities. As of August 31, 2007, none of Messrs. Browse, Jaeckel or O'Connor beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings New York Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: October 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: October 22, 2007


By: /s/ Donald C. Burke
    -----------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniHoldings New York Insured Fund, Inc.

Date: October 22, 2007